Exhibit 99.1

The Manitowoc Company Reports First-Quarter 2018 Financial Results

Orders Grow 10% year-over-year to $536 million; Increases 2018 EBITDA guidance

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW), a leading global manufacturer of cranes and lifting solutions, today reported first-quarter net sales of $386.1 million and diluted EPS (“DEPS”) on a GAAP basis of $(0.28) and $(0.12) on an adjusted basis.

First-quarter orders of $536.0 million were up 10% from the comparable period in 2017.  Backlog totaled $756.6 million at March 31, 2018, up 49% from the first-quarter 2017.

First-quarter 2018 net sales were $386.1 million versus $305.8 million in the comparable period in 2017; a year-over-year increase of 26%.  The increase was attributable to improved crane shipments across all regions, with the U.S. and European markets generating the majority of the increase.

The Company reported a net loss of $(10.0) million, or $(0.28) per diluted share, in the first-quarter 2018 versus a net loss of $(36.0) million, or $(1.03) per diluted share, in the first-quarter 2017.  Adjusted net loss(1) was $(4.1) million, or $(0.12) per diluted share, in the first-quarter 2018 versus an adjusted net loss of $(24.2) million, or $(0.69) per diluted share, in the comparable period of 2017. Adjusted EBITDA(1) for the first-quarter 2018 was $17.1 million compared to $1.1 million in the same period last year.

“We began 2018 by delivering another quarter of solid financial results using the principles of The Manitowoc Way.  This marked our fourth consecutive quarter of year-over-year improvement in financial performance, culminating in a 400 basis-point improvement in adjusted EBITDA percentage over the comparable period.  Our enhanced product portfolio is delivering new levels of differentiation and value demonstrated by increases in customer demand for our extensive range of products,” commented Barry L. Pennypacker, President and Chief Executive Officer of The Manitowoc Company, Inc.

“The global crane market is reaching an inflection point, and it shows in our order rates year-to-date.  However, like many capital goods companies, we are beginning to see headwinds in terms of materials inflation and supply chain challenges.  Also, foreign currency exchange rates are putting pressure on our margins, most notably on European produced cranes that we sell in the U.S.  We are actively managing these challenges and aggressively taking pricing actions to ensure that we deliver our full-year EBITDA guidance of $100 to $120 million.”

“We are clearly making meaningful progress in transforming Manitowoc into a leaner, more profitable crane company.  In June we will be showcasing our transformation to customers, dealers and investors at our Crane Days event in Shady Grove. This event will highlight our industry-leading products and service solutions, including the introduction of five new innovative cranes,” added Pennypacker.

Full-Year 2018 Guidance

Manitowoc updates its’ full-year 2018 financial guidance as follows:

•	Revenue – approximately $1.775 to $1.850 billion;
•	Adjusted EBITDA - approximately $100 to $120 million;
•	Depreciation - approximately $39 million;
•	Restructuring expense - approximately $13 to $15 million;
•	Capital expenditures - approximately $25 to $30 million; and
•	Income tax expense - approximately $14 to $20 million.

Investor Conference Call

On Tuesday, May 8th, 2018, at 10:00 a.m. ET (9:00 a.m. CT), The Manitowoc Company’s senior management will discuss its first-quarter 2018 earnings results during a live conference call for security analysts and institutional investors. A live audio webcast of the call, along with the related presentation, can be accessed in the Investor Relations section of Manitowoc’s website at www.manitowoc.com. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

Founded in 1902, The Manitowoc Company, Inc. is a leading global manufacturer of cranes and lifting solutions with manufacturing, distribution, and service facilities in 20 countries. Manitowoc is recognized as one of the premier innovators and providers of crawler cranes, tower cranes, and mobile cranes for the heavy construction industry, which are complemented by a slate of industry-leading aftermarket product support services. In 2017, Manitowoc’s net sales totaled $1.6 billion, with over half generated outside the United States.

Footnote

(1)Non-GAAP adjusted net income (loss) (“adjusted net income (loss)”) and non-GAAP adjusted EBITDA (“adjusted EBITDA”) are financial measures that are not in accordance with GAAP. For a reconciliation to the comparable GAAP numbers please see schedule of “Non-GAAP Financial Measures” at the end of this press release. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•	changes in economic or industry conditions generally or in the markets served by Manitowoc;
•

unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies, and changes in demand for used lifting equipment;

•	unanticipated changes in revenues, margins, costs, and capital expenditures;
•	the ability to increase operational efficiencies across Manitowoc’s businesses and to capitalize on those efficiencies;
•	the ability to significantly improve profitability;
•	the risks associated with growth or contraction;
•	changes in raw material and commodity prices;
•	foreign currency fluctuation and its impact on reported results and hedges in place with Manitowoc;
•	the ability to focus on customers, new technologies, and innovation;
•	uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth; and
•	risks and factors detailed in Manitowoc's 2017 Annual Report on Form 10-K and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

THE MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

For the three months ended March 31, 2018 and 2017

($ in millions, except share data)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended March 31,
	2018	2017
Net sales	$386.1	$305.8
Cost of sales	317.7	253.9
Gross profit	68.4	51.9
Operating costs and expenses:
Engineering, selling and administrative expenses	60.4	61.4
Amortization of intangible assets	0.1	0.4
Restructuring expense	6.2	11.7
Other operating (income) expense - net	—	0.2
Total operating costs and expenses	66.7	73.7
Operating income (loss)	1.7	(21.8)
Other income (expense):
Interest expense	(10.0)	(10.1)
Amortization of deferred financing fees	(0.5)	(0.5)
Other income (expense) - net	2.7	(2.1)
Total other expense	(7.8)	(12.7)
Income (loss) before taxes	(6.1)	(34.5)
Provision for taxes on income	3.9	1.5
Net income (loss)	$(10.0)	$(36.0)

BASIC INCOME (LOSS) PER COMMON SHARE	$(0.28)	$(1.03)

DILUTED INCOME (LOSS) PER COMMON SHARE	$(0.28)	$(1.03)

Weighted average shares outstanding - Basic	35,367,340	35,020,428
Weighted average shares outstanding - Diluted	35,367,340	35,020,428

In the first-quarter of 2018, the Company adopted Accounting Standards Update(“ASU”) 2017-07 “Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” Under ASU 2017-07 the service component of pension costs is included in Engineering, Selling and Administrative expenses while the other components of pension costs are included in Other Income (Expense) – Net on the income statement. This ASU was applied retrospectively by adjusting the prior period financial statements.

MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

As of March 31, 2018 and December 31, 2017

($ in millions)

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$99.4	$123.0
Accounts receivable - net	168.6	179.2
Inventories - net	471.5	400.6
Notes receivable - net	28.9	31.1
Other current assets	49.6	56.5
Total current assets	818.0	790.4
Property, plant and equipment - net	306.1	303.7
Intangible assets - net	447.6	443.4
Other long-term assets	72.2	70.3
TOTAL ASSETS	$1,643.9	$1,607.8
LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$403.1	$375.8
Short-term borrowings and current portion of long-term debt	7.6	8.2
Product warranties	36.8	35.5
Customer advances	14.4	12.7
Product liabilities	22.4	20.8
Total current liabilities	484.3	453.0
Non-current liabilities:
Long-term debt	266.1	266.7
Other non-current liabilities	210.2	210.6
Total non-current liabilities	476.3	477.3
Stockholders’ equity	683.3	677.5
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,643.9	$1,607.8

MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

For the three months ended March 31, 2018 and 2017

($ in millions)

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Three Months Ended March 31,
	2018	2017
Cash flows from operations:
Net income (loss)	$(10.0)	$(36.0)
Depreciation	9.1	10.6
Other non-cash adjustments - net	2.3	7.6
Accounts receivable	(135.4)	(78.6)
Inventories	(71.5)	(33.3)
Notes receivable	4.1	5.7
Other assets	8.8	0.7
Accounts payable	46.6	37.2
Accrued expenses and other liabilities	(27.0)	(23.2)
Net cash used for operating activities	(173.0)	(109.3)
Cash flows from investing:
Capital expenditures	(6.4)	(3.8)
Proceeds from fixed assets	6.3	1.7
Cash receipts on sold accounts receivable	148.6	76.8
Net cash provided by investing activities	148.5	74.7
Cash flows from financing:
Proceeds from (payments on) long-term debt- net	(2.1)	(1.3)
Payments on notes financing - net	—	(2.2)
Exercise of stock options	1.3	2.7
Net cash used for financing activities	(0.8)	(0.8)
Effect of exchange rate changes on cash	1.7	0.6
Net decrease in cash, cash equivalents and restricted cash	$(23.6)	$(34.8)

In the first-quarter of 2018, the Company adopted ASU No. 2016-15 - “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments.” Under ASU 2016-15 cash collections related to the deferred purchase price from the Company’s accounts receivable securitization program are recorded as cash flows from investing. Previously, cash collections related to the deferred purchase price were recorded as cash flows from operating activities. This ASU was applied retrospectively by adjusting the prior period financial statements.

Non-GAAP Financial Measures

Non-GAAP Items

Non-GAAP adjusted net income (loss), non-GAAP adjusted EBITDA and non-GAAP adjusted operating cash flows are financial measures that are not in accordance with GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Non-GAAP Adjusted Net Income (Loss) and Income (Loss) Per Share
($ in millions, except share data)
	Three Months Ended March 31,
	2018	2017
Net income (loss)	$(10.0)	$(36.0)
Special items:
Restructuring expense	6.2	11.7
Separation equity awards	—	0.1
Tax on special items	(0.3)	—
Non-GAAP adjusted net income (loss)	$(4.1)	$(24.2)

Diluted income (loss) per share	$(0.28)	$(1.03)
Special items, net of tax:
Restructuring expense	0.17	0.34
Separation equity awards	—	—
Tax valuation allowance and one time tax items	(0.01)	—
Diluted non-GAAP adjusted net income (loss) per share	$(0.12)	$(0.69)

Non-GAAP Adjusted Operating Cash Flows
($ in millions, except share data)
	Three Months Ended March 31,
	2018	2017
Net cash used for operating activities:	$(173.0)	$(109.3)
Cash receipts on sold accounts receivable	148.6	76.8
Non-GAAP adjusted operating cash flows:	(24.4)	(32.5)

Adjusted EBITDA and Non-GAAP Adjusted Operating Income (loss)

The company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, plus an addback of certain restructuring charges. The reconciliation of GAAP net income (loss) to adjusted EBITDA and adjusted operating income (loss) for the current and previous four quarters, as well as the trailing twelve months is as follows ($ in millions):

					Trailing
					Twelve
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	Months
Net income (loss) from continuing operations	$(10.0)	$35.6	$9.7	$0.7	$36.0
Interest expense and amortization of deferred financing fees	10.5	10.3	10.1	10.1	41.0
Provision (benefit) for taxes	3.9	(40.2)	(13.1)	2.3	(47.1)
Depreciation expense	9.1	9.0	9.2	9.3	36.6
Amortization of intangible assets	0.1	0.1	0.0	0.3	0.5
EBITDA	13.6	14.8	15.9	22.7	67.0
Restructuring expense	6.2	5.9	3.7	5.9	21.7
Asset impairment expense	—	0.1	—	—	0.1
Other (income) expense - net (1)	(2.7)	2.9	3.0	(1.5)	1.7
Adjusted EBITDA	17.1	23.7	22.6	27.1	90.5
Depreciation expense	(9.1)	(9.0)	(9.2)	(9.3)	(36.6)
Non-GAAP adjusted operating income	8.0	14.7	13.4	17.8	53.9
Restructuring expense	(6.2)	(5.9)	(3.7)	(5.9)	(21.7)
Asset impairment expense	—	(0.1)	—	—	(0.1)
Amortization of intangible assets	(0.1)	(0.1)	—	(0.3)	(0.5)
Other operating income (expense) - net	—	(0.1)	—	0.2	0.1
GAAP operating income	$1.7	$8.5	$9.7	$11.8	$31.7

Adjusted EBITDA margin percentage	4.4%	4.9%	5.7%	6.9%	5.4%
Non-GAAP adjusted operating income (loss) margin percentage	2.1%	3.1%	3.4%	4.5%	3.2%

(1)	Other (income) expense - net includes foreign currency translation adjustments, other components of net periodic pension costs and other miscellaneous items.

For more information:

Ion Warner

VP, Marketing and Investor Relations

717-593-5266